                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A


                                 AMENDED REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) July 2, 1996
                                 ------------

                       AMERICAN PRECISION INDUSTRIES INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                          1-5601                         16-1284388
 ------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission                    (IRS Employer-
    of incorporation)            File Number)                Identification No.)



2777 Walden Avenue, Buffalo, New York                                      14225
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area Code                (716) 684-9700
- --------------------------------------------------------------------------------



                                 Not applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                TOTAL PAGES -42

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        American Precision Industries Inc.
                                        ----------------------------------
                                        (Registrant)


Date:  July 2, 1996                     /s/John M. Murray
                                        -----------------
                                        John M. Murray
                                        Vice President - Finance

   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
           -----------------------------------------------------------------


                                                                                   Page in
                                                                                  Document
                                                                                  --------
          (a)       Financial Statements of Businesses Acquired
                    -------------------------------------------

                    Audited combined financial statements of Gettys
                    Corporation and Gettys Property Corporation (Wholly-Owned
                    Subsidiaries of Daimler-Benz Capital, Inc.) for the year ended December 31, 1995.

                    Audited combined financial statements of Gettys
                    Corporation and Gettys Property Corporation (Wholly-Owned
                    Subsidiaries of Daimler-Benz Capital, Inc.) for the years ended December 31, 1994 and 1993.

         (b)        Pro Forma Financial Information
                    -------------------------------

                    Pro Forma Balance Sheet (Unaudited) as of
                    December 29, 1995.

                    Pro Forma Statement of Earnings (Unaudited) for the year ended December 29, 1995.

         (c)        Exhibits
                    (23) Consent of Independent Accountants dated July 2, 1996.


                                GETTYS CORPORATION AND
                           GETTYS PROPERTY CORPORATION
                            (WHOLLY-OWNED SUBSIDIARIES
                        OF DAIMLER-BENZ CAPITAL, INC.)



                                                   COMBINED FINANCIAL STATEMENTS
                                                    YEAR ENDED DECEMBER 31, 1995

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                                        CONTENTS

================================================================================


INDEPENDENT AUDITORS' REPORT                                                   3

COMBINED FINANCIAL STATEMENTS

      Balance sheet                                                            4

      Statement of operations                                                  5

      Statement of stockholder's deficit                                       6

      Statement of cash flows                                              7 - 8

SUMMARY OF ACCOUNTING POLICIES                                            9 - 10

NOTES TO COMBINED FINANCIAL STATEMENTS                                   11 - 14



                                                                               2


BDO Seidman, LLP
330 East Kilbourn Avenue
Milwaukee, Wisconsin  53202
Telephone (414) 272-5900

INDEPENDENT AUDITORS' REPORT

Gettys Corporation and Gettys Property Corporation
Racine, Wisconsin

We have audited the accompanying combined balance sheet of Gettys Corporation and Gettys Property Corporation, wholly-owned subsidiaries of Daimler-Benz Capital, Inc., as of December 31, 1995, and the related combined statements of operations, stockholder's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Companies' combined financial statements are presented on the going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As described in Note 6 the Companies intend to sell all their assets and certain liabilities during 1996. The financial statements do not include any adjustments to reflect the possible future effects on the amounts and classification of the liabilities not assumed in the purchase that may result from the possible inability of the Companies to continue as a going concern.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gettys Corporation and Gettys Property Corporation as of December 31, 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

February 7, 1996, except
for Note 6 which is as of
March 18, 1996

================================================================================


December 31,                                                                                                 1995
- -------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash                                                                                            $       720,899
  Accounts receivable, other than related
    parties, less allowance for doubtful
    accounts of 168,443 (Note 5)                                                                        1,327,029
  Accounts receivable from related parties
    (Note 4)                                                                                              517,020
  Inventories (Note 1)                                                                                  2,425,859
  Prepaid expenses and other current assets                                                                75,099
  Current portion of valuation allowance                                                                 (674,728)

- -------------------------------------------------------------------------------------------------------------------

Total current assets                                                                                    4,391,178

- -------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
  Land and improvements                                                                                   180,723
  Building                                                                                              2,542,466
  Machinery and equipment                                                                               7,537,071
  Furniture and fixtures                                                                                2,205,074
- -------------------------------------------------------------------------------------------------------------------

                                                                                                       12,465,334

  Less accumulated depreciation                                                                         9,579,334

- -------------------------------------------------------------------------------------------------------------------

Net property and equipment                                                                              2,886,000

- -------------------------------------------------------------------------------------------------------------------


INTANGIBLE ASSETS, net of accumulated
  amortization of $290,882                                                                                 49,123
VALUATION ALLOWANCE, less current portion                                                              (2,935,123)

- -------------------------------------------------------------------------------------------------------------------


                                                                                                  $     4,391,178

===================================================================================================================

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)


                                                          COMBINED BALANCE SHEET


================================================================================

December 31,                                                                                                 1995
- -------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
  Note payable to related party (Note 2)                                                          $    16,500,000
  Accounts payable (Note 4)                                                                               780,906
  Due to related parties (Note 4)                                                                       3,261,582
  Accrued compensation and commissions                                                                    177,324
  Taxes payable other than income                                                                         119,624
  Accrued profit sharing and pension (Note 3)                                                             142,975
  Other current liabilities                                                                               306,994
- -------------------------------------------------------------------------------------------------------------------

Total current liabilities                                                                              21,289,405

- -------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
  (NOTES 6 AND 8)

STOCKHOLDER'S DEFICIT
  Common stock, $.01 par value, 2,000
    shares authorized; 200 shares
    issued and outstanding                                                                                      2
  Preferred stock, nonvoting, $1,000 par
    value, 200 shares authorized, issued
    and outstanding (Note 7)                                                                              200,000
  Deficit, beginning January 1, 1994                                                                  (17,098,229)
- -------------------------------------------------------------------------------------------------------------------

Total stockholder's deficit                                                                           (16,898,227)

- -------------------------------------------------------------------------------------------------------------------

                                                                                                  $     4,391,178

===================================================================================================================



See accompanying summary of accounting policies and notes to combined financial statements.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)


                                                COMBINED STATEMENT OF OPERATIONS

================================================================================


Year ended December 31,                                                                                      1995
- -------------------------------------------------------------------------------------------------------------------
NET SALES (NOTES 4 AND 5)                                                                       $      12,483,524

COST OF SALES                                                                                          10,393,448

- -------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                                                                            2,090,076

- -------------------------------------------------------------------------------------------------------------------


OPERATING EXPENSES
  Engineering, research and development                                                                 1,431,106
  Selling                                                                                               2,095,864
  General and administrative                                                                            1,311,700
- -------------------------------------------------------------------------------------------------------------------

Total operating expenses                                                                                4,838,670

- -------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                                                   (2,748,594)

- -------------------------------------------------------------------------------------------------------------------

OTHER EXPENSES
  Interest (Note 2)                                                                                     1,159,611
  Other                                                                                                    27,810
- -------------------------------------------------------------------------------------------------------------------

Total other expenses                                                                                    1,187,421

- -------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                                        $      (3,936,015)
===================================================================================================================



See accompanying summary of accounting policies and notes to combined financial statements.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                     COMBINED STATEMENT OF STOCKHOLDER'S DEFICIT
================================================================================

                                                                                                               Total
                                              Common Stock        Preferred Stock                              Stock-
                                             --------------      ------------------                           holder's
                                             Shares  Amount      Shares     Amount        Deficit             Deficit
- -------------------------------------------------------------------------------------------------------------------------


BALANCE, December 31, 1994                   200   $     2        200    $   200,000    $(13,162,214)    $  (12,962,212)

Net loss for 1995                              -         -          -              -      (3,936,015)        (3,936,015)
- -------------------------------------------------------------------------------------------------------------------------


BALANCE, December 31, 1995                   200   $     2        200    $   200,000    $(17,098,229)    $  (16,898,227)
=========================================================================================================================



See accompanying summary of accounting policies and notes to combined financial statements.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                COMBINED STATEMENT OF CASH FLOWS

================================================================================

Year ended December 31,                                                                                      1995
====================================================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                                                                       $     (3,936,015)
- -------------------------------------------------------------------------------------------------------------------

  Adjustments to reconcile net loss to net cash provided by operating activities:
      Depreciation and amortization                                                                       681,507
      Provision for doubtful accounts                                                                     171,652
      Provision for inventory obsolescence                                                                459,827
      Changes in assets and liabilities:
        Accounts receivable, other than related parties                                                   553,090
        Accounts receivable from related parties                                                          (19,694)
        Inventories                                                                                     1,311,005
        Prepaid expenses and other current assets                                                          75,814
        Accounts payable                                                                                 (120,502)
        Due to related parties                                                                          1,242,192
        Accrued compensation and commissions                                                             (297,898)
        Taxes payable other than income                                                                     5,610
        Accrued profit sharing and pension                                                                 35,525
        Other current liabilities                                                                          63,814
- -------------------------------------------------------------------------------------------------------------------

  Total adjustments                                                                                     4,161,942

- -------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                                                 225,927
- -------------------------------------------------------------------------------------------------------------------

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                COMBINED STATEMENT OF CASH FLOWS
================================================================================

Year ended December 31,                                                                                      1995
- -------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                                             $       (428,560)
  Proceeds from sale of property and equipment                                                             28,750
- -------------------------------------------------------------------------------------------------------------------


Net cash used in investing activities                                                                    (399,810)
- -------------------------------------------------------------------------------------------------------------------


Net decrease in cash                                                                                     (173,883)

CASH, beginning of year                                                                                   894,782

- -------------------------------------------------------------------------------------------------------------------


CASH, end of year                                                                                $        720,899
===================================================================================================================




===================================================================================================================


See accompanying summary of accounting policies and notes to combined financial statements.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                  SUMMARY OF ACCOUNTING POLICIES
================================================================================


DESCRIPTION         Gettys Corporation and Gettys Property Corporation
OF BUSINESS         ("Companies") design, manufacture and sell precision motion control products used by various industries. The Companies' customers are located primarily in North America, Western
                    Europe and India. The Companies are wholly-owned subsidiaries of Daimler-Benz Capital, Inc. ("DBCI").


CASH                For purposes of the statements of cash flows, the Companies
EQUIVALENTS         consider all highly liquid debt instruments with original
                    maturities of three months or less to be cash equivalents.


PRINCIPLES OF       The combined financial statements include the accounts of
COMBINATION         Gettys Corporation and Gettys Property Corporation. All
                    material intercompany accounts and transactions are eliminated.


INVENTORIES         Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.


PROPERTY AND        Property and equipment are stated at cost. Depreciation is
EQUIPMENT           calculated on the straight-line method over the estimated
                    useful lives of the assets.


INTANGIBLE          Intangible assets include software, demo equipment and
ASSETS              patents. The software and demo equipment are amortized over five years while the patents are amortized over their respective lives.


ACCOUNTING          The preparation of financial statements in conformity with
ESTIMATES           generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                  SUMMARY OF ACCOUNTING POLICIES
================================================================================

INCOME TAXES        For federal income tax purposes, the Companies file their
                    income tax returns as part of the consolidated Daimler-Benz
                    North America group of which DBCI is an affiliate. In accordance with the tax allocation agreement, each subsidiary records its current federal income tax provision as if it filed on a separate return basis. The Companies account for income taxes under the liability method specified by Statement of Financial Accounting Standards No.
                    109, "Accounting for Income Taxes". The Companies file separate state income tax returns and the resultant net operating losses can be used to offset future state taxable income. These carryforwards aggregate approximately
                    $14,500,000 and expire at various dates through 2010. No deferred tax asset is recorded for these state net operating losses as future benefit is uncertain and a valuation allowance would be recorded at 100%.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

1.    INVENTORIES   Inventories consist of the following:

                    December 31,                             1995
                    ---------------------------------------------
                    Raw materials                      $1,550,022
                    Work-in-process                       573,871
                    Finished goods                        301,966
                    ---------------------------------------------
                                                       $2,425,859
                    =============================================

                    Inventories stated above are net of an allowance for obsolescence of $1,678,972 at December 31, 1995.

                    The allowance is based on historical demand and management's intention to discontinue certain product lines. It is reasonably possible that the reserve could change in the near term due to technological changes or revisions in management's business plan.

2.    NOTE          Note payable to related party consists of the following:
      PAYABLE
      TO RELATED
      PARTY

                    December 31,                                   1995
                    -------------------------------------------------------
                    Note payable, Daimler-Benz
                    Capital, Inc., 6.04%, noncol-
                    lateralized, due on demand              $16,500,000
                    =======================================================


                    The Companies expensed approximately $990,000 for interest on the note payable in 1995. The unpaid interest charges are included in due to related parties at year end. Total intercompany interest charged was approximately $1,160,000 in 1995. No interest payments were made during 1995.

                    The fair value of the Companies' note payable is equal to its face value, as it is due upon demand.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

3.   EMPLOYEE       The Companies have a two-part employee investment savings
     RETIREMENT     and retirement plan sponsored by a related party which
     PLAN           covers substantially all employees. The Companies contribute
                    3% of wages plus an additional 3% for earnings over the Social Security wage base to a non-contributory defined contribution retirement plan. In addition, the Companies have a 401(k) plan under which an employee may contribute up to 10% of wages and the Companies match 50% of the first 6% of wages contributed. The Companies may make additional voluntary contributions to either part of the two-part plan.
                    The Companies' expense under the two-part plan approximated
                    $211,000 in 1995.


4.   RELATED        Sales to affiliates under common control approximated
     PARTY          $2,546,000 in 1995.
     TRANSACTIONS
                    Accounts receivable from affiliates under common control was $376,066 at December 31, 1995. Accounts receivable from other related parties totaled $140,954 at December 31, 1995.

                    Accounts payable to affiliates under common control was $3,261,582 at December 31, 1995. Other related party payables of $90,550 are included in accounts payable at December 31, 1995.

                    A related party moved one of its divisions to the Companies' facility during 1995. The related party provided management services and billed the Companies approximately $358,000 during 1995. The Companies provided facilities and incurred operating expenses on behalf of the related party. The Companies were reimbursed for these expenses through billings of approximately $501,000 to the related party during 1995.

5.   BUSINESS       The Companies place their cash with high credit quality
     AND CREDIT     institutions. At December 31, 1995 cash on deposit was
     CONCENTRATIONS approximately $870,000, in excess of FDIC insurance limits.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

5.   BUSINESS       The Companies routinely extend credit to their customers.
     AND CREDIT     Certain foreign customers are required to provide
     CONCENTRATIONS irrevocable letters of credit. The Companies establish an
     (CONTINUED)    allowance for doubtful accounts based upon factors
                    surrounding the credit risk of specific customers and historical trends.

                    One of the Companies' affiliates accounted for approximately 15% of sales during 1995.

                    Foreign sales were approximately $2,718,000 for 1995.

                    Accounts receivable from foreign customers was approximately $416,000 at December 31, 1995.

6.   MANAGEMENT     The Companies are operating under a Management Agreement
     AGREEMENT,     with American Precision Industries, Inc. (API). Under the
     ASSET WRITE-   Agreement, API will manage the Companies from January 1,
     DOWN AND       1995 through December 31, 1996 for a management fee. During
     SUBSEQUENT     the management period, API will loan the Companies up to
     EVENT          $2,000,000 for capital expenditures and for working capital purposes. No amounts have been loaned to date. In addition, the Companies will not be required to repay the $16,500,000 due to DBCI. The Companies have an irrevocable option to sell and API has an irrevocable option to acquire certain assets of the Companies at specified dates during the management period.

                    The purchase price as of December 31, 1994, per the Management Agreement, was approximately $5,583,000. The net book value of assets to be sold, as defined in the Management Agreement, was reduced to $5,583,000 at December 31, 1994 to properly reflect net realizable value. The Companies informed API that they intend to exercise their put option effective January 1, 1996. Subsequent to December 31, 1995 the purchase price was renegotiated to $4,777,000. The net book value of assets to be sold, as defined in the Management Agreement, was approximately $2,807,000 at December 31, 1995. Accordingly, no charge to operations was necessary for the year ended December 31, 1995.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
================================================================================

7.    PREFERRED     The holders of preferred stock are entitled to receive
      STOCK         dividends of 6% per annum, when declared. The dividends
                    are non-cumulative. The preferred stock has a preferred liquidation value of $1,000 per share. No dividends were declared for the year ended December 31, 1995.

8.   COMMITMENTS    Royalty fees of 8% of the selling price of certain products will be paid until the related patents expire. Royalty expense was approximately $39,000 in 1995.

                    The Companies have various operating leases for office, computer and communication equipment. The following are the future minimum rental payments under these leases: 1996 - $95,863; 1997 - $60,491; 1998 - $37,648.

                    Rental expense for all operating leases was approximately $145,000 in 1995.

                             GETTYS CORPORATION AND
                          GETTYS PROPERTY CORPORATION
                           (WHOLLY-OWNED SUBSIDIARIES
                         OF DAIMLER-BENZ CAPITAL, INC.)




                        COMBINED FINANCIAL STATEMENTS
                    Years Ended December 31, 1994 and 1993

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)


                                                                                  CONTENTS

==============================================================================================================
                             INDEPENDENT AUDITORS' REPORT                                                    3

                             COMBINED FINANCIAL STATEMENTS

                                  Balance sheets                                                             4

                                  Statements of operations                                                   5

                                  Statements of stockholder's deficit                                        6

                                  Statements of cash flows                                               7 - 8

                             SUMMARY OF ACCOUNTING POLICIES                                             9 - 10

                             NOTES TO COMBINED FINANCIAL STATEMENTS                                    11 - 16

BDO Binder                                             KPMG Peat Marwick LLP
330 East Kilbourn Avenue                               777 East Wisconsin Avenue
Milwaukee, WI 53202                                    Milwaukee, WI 53202
Telephone (414) 272-5900                               Telephone (414) 276-4200



INDEPENDENT AUDITORS' REPORT

Gettys Corporation and Gettys Property Corporation
Racine, Wisconsin

We have audited the accompanying combined balance sheets of Gettys Corporation and Gettys Property Corporation (together, the Companies), wholly-owned subsidiaries of Daimler-Benz Capital, Inc., as of December 31, 1994 and 1993, and the related combined statements of operations and stockholder's deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated January 20, 1995, we expressed an opinion that the 1994 and 1993 financial statements did not fairly present the financial position, results of operations, and cash flows in conformity with generally accepted accounting principles because of a departure from such principles: the Companies did not reduce the unamortized cost of intangible assets and the carrying amount of other assets which had been permanently impaired. As described in Note 10, the Companies have changed their method of accounting for these items and restated their 1994 and 1993 financial statements to conform with generally accepted accounting principles. Accordingly, our present opinion on the 1994 and 1993 financial statements, as presented herein, is different from that expressed in our previous report.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gettys Corporation and Gettys Property Corporation as of December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



January 20, 1995                                                January 20, 1995

                                                                                      1994               1993
December 31,                                                                     (Restated)         (Restated)
==============================================================================================================
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                $       894,782    $       246,797
  Accounts receivable, other than related
   parties, less allowance for doubtful
   accounts of $340,095 in 1994 and
   $296,429 in 1993                                                              2,051,771          1,357,964
  Accounts receivable from related parties,
   less allowance for doubtful accounts
   of $112,847 in 1994 (Note 4)                                                    497,326          1,589,570
  Inventories (Note 1)                                                           4,196,691          5,917,969
  Prepaid expenses and other current assets                                        150,913            128,736
  Current portion of valuation allowance (Note 7)                                 (393,031)                 -
- --------------------------------------------------------------------------------------------------------------
Total current assets                                                             7,398,452          9,241,036
- --------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
  Land and improvements                                                            180,723            176,807
  Building                                                                       2,342,686          2,342,686
  Machinery and equipment                                                        7,451,851          7,277,186
  Furniture and fixtures                                                         2,161,782          2,092,807
- --------------------------------------------------------------------------------------------------------------

                                                                                12,137,042         11,889,486
  Less accumulated depreciation                                                  8,999,831          8,371,834
- --------------------------------------------------------------------------------------------------------------

Net property and equipment                                                       3,137,211          3,517,652
- --------------------------------------------------------------------------------------------------------------

INTANGIBLE ASSETS, net of accumulated amor-
  tization of $260,296 and $213,371                                                 79,609            101,546
VALUATION ALLOWANCE, less current portion (Note 7)                              (3,216,820)                 -
- --------------------------------------------------------------------------------------------------------------

                                                                           $     7,398,452    $    12,860,234
==============================================================================================================

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                         COMBINED BALANCE SHEETS


                                                                                      1994               1993
December 31,                                                                     (Restated)         (Restated)
==============================================================================================================
LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
  Note payable to related party (Note 2)                                   $    16,500,000    $    16,500,000
  Accounts payable                                                                 901,408          2,066,327
  Due to related parties (Note 4)                                                2,019,390          1,035,527
  Accrued compensation and commissions                                             475,222            256,012
  Taxes payable other than income                                                  114,014            122,913
  Accrued profit sharing and pension (Note 3)                                      107,450            134,981
  Other current liabilities                                                        243,180            302,406
- --------------------------------------------------------------------------------------------------------------

Total current liabilities                                                       20,360,664         20,418,166
- --------------------------------------------------------------------------------------------------------------


COMMITMENTS AND CONTINGENCIES
  (NOTES 7 AND 9)



STOCKHOLDER'S DEFICIT (NOTE 8)
  Common stock, $.01 par value, 2,000
   shares authorized; 200 shares
   issued and outstanding                                                                2                  2
  Preferred stock, nonvoting, $1,000 par
   value, 200 shares authorized, issued
   and outstanding                                                                 200,000            200,000
  Deficit, beginning January 1, 1994                                           (13,162,214)        (7,757,934)
- --------------------------------------------------------------------------------------------------------------

Total stockholder's deficit                                                    (12,962,212)        (7,557,932)
- --------------------------------------------------------------------------------------------------------------

                                                                           $     7,398,452    $    12,860,234
==============================================================================================================


                  See accompanying summary of accounting policies and notes to combined financial statements.



                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                               COMBINED STATEMENTS OF OPERATIONS


                                                                                   1994                  1993
Year ended December 31,                                                       (Restated)            (Restated)
==============================================================================================================
NET SALES (NOTES 4 AND 5)                                              $     14,689,402     $      13,570,673

COST OF SALES                                                                10,140,272             9,368,947
- --------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                                                  4,549,130             4,201,726
- --------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES (NOTE 3)
  Engineering, research and
   development                                                                1,198,129               980,575
  Selling                                                                     1,880,331             1,777,038
  General and administrative                                                  1,468,084             1,440,051
  Provision for permanently
   impaired assets (Notes 7 and 11)                                           3,609,851             9,795,149
- --------------------------------------------------------------------------------------------------------------

Total operating expenses                                                      8,156,395            13,992,813
- --------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                         (3,607,265)           (9,791,087)
- --------------------------------------------------------------------------------------------------------------

OTHER EXPENSES
  Interest                                                                      824,378               584,404
  Amortization of goodwill and
   premium paid on fixed assets                                                       -               826,000
  Other (Note 6)                                                                972,637               507,788
- --------------------------------------------------------------------------------------------------------------

Total other expenses                                                          1,797,015             1,918,192
- --------------------------------------------------------------------------------------------------------------

NET LOSS                                                               $     (5,404,280)    $     (11,709,279)
==============================================================================================================

                   See accompanying summary of accounting policies and notes to combined financial statements.


                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                    COMBINED STATEMENTS OF STOCKHOLDER'S DEFICIT



                                                                       Additional                       Total
                                                                          Paid-In                      Stock-
                                 Common Stock      Preferred Stock       Capital/                    holder's
                                --------------    ------------------   (Transferred                      Equity
                               Shares   Amount    Shares     Amount       Deficit)      Deficit      (Deficit)
==============================================================================================================
BALANCE, January 1, 1993          100      $ 1         -  $       -   $16,321,069   (12,169,723)  $ 4,151,347


Net loss for 1993 (restated)        -        -         -          -             -   (11,709,279)  (11,709,279)

Reorganization (restated)
  (Note 8)                       (100)      (1)        -          -   (16,321,069)   23,879,002     7,557,932

Reorganization (restated)
  (Note 8)                        200        2       200    200,000             -    (7,757,934)   (7,557,932)
- --------------------------------------------------------------------------------------------------------------

BALANCE, December 31, 1993
  (restated)                      200        2       200    200,000             -    (7,757,934)   (7,557,932)

Net loss for 1994 (restated)        -        -         -          -             -    (5,404,280)   (5,404,280)
- --------------------------------------------------------------------------------------------------------------

BALANCE, December 31, 1994
  (restated)                      200      $ 2       200  $ 200,000   $         -   (13,162,214)  (12,962,212)
==============================================================================================================

                   See accompanying summary of accounting policies and notes to combined financial statements.



                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                               COMBINED STATEMENTS OF CASH FLOWS


                                                                                     1994                1993
Year ended December 31,                                                         (Restated)          (Restated)
==============================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                 $   (5,404,280)   $    (11,709,279)
- --------------------------------------------------------------------------------------------------------------

  Adjustments to reconcile net loss to net
   cash provided by operating activities:
     Depreciation and amortization                                                771,319           1,665,319
     Loss on disposal of equipment                                                 10,448              43,693
     Provision for permanently impaired assets                                  3,609,851           9,795,149
     Increase in allowance for doubtful accounts                                  156,513              69,728
     Increase in inventory obsolescence reserve                                   274,100              74,005
     Changes in assets and liabilities:
       Accounts receivable, other than
         related parties                                                         (737,473)          1,240,184
       Accounts receivable from related parties                                   979,397            (400,042)
       Inventories                                                              1,447,178          (1,589,790)
       Prepaid expenses and other current assets                                  (22,177)            (28,358)
       Accounts payable                                                        (1,164,919)            956,094
       Due to related parties                                                     983,863             219,200
       Accrued compensation and commissions                                       219,210             (72,452)
       Taxes payable other than income                                             (8,899)            (18,500)
       Accrued profit sharing and pension                                         (27,531)             (7,204)
       Other current liabilities                                                  (59,226)             30,435
- --------------------------------------------------------------------------------------------------------------

  Total adjustments                                                             6,431,654          11,977,461
- --------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                       1,027,374             268,182
- --------------------------------------------------------------------------------------------------------------

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                               COMBINED STATEMENTS OF CASH FLOWS


                                                                                     1994                1993
Year ended December 31,                                                         (Restated)          (Restated)
==============================================================================================================
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                       $     (354,401)   $       (191,082)
  Purchase of intangible assets                                                   (24,988)            (21,122)
- --------------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                            (379,389)           (212,204)
- --------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                         647,985              55,978

CASH AND CASH EQUIVALENTS, beginning of year                                      246,797             190,819
- --------------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of year                                     $      894,782    $        246,797
==============================================================================================================

SUPPLEMENTAL CASH FLOW DISCLOSURE
  Cash paid during the year for interest                                   $      786,499    $        589,584
==============================================================================================================

                  See accompanying summary of accounting policies and notes to combined financial statements.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================

DESCRIPTION                  Gettys Corporation and Gettys Property Corporation ("Companies") design,
OF BUSINESS                  manufacture and market precision motion control products.  The Companies are wholly-owned subsidiaries of Daimler-Benz Capital, Inc. ("DBCI").


CASH                         For purposes of the statements of cash flows, the Companies consider all highly
EQUIVALENTS                  liquid debt instruments with original maturities of three months or less to be cash equivalents.


PRINCIPLES OF                The combined financial statements include the accounts of Gettys Corporation and
COMBINATION                  Gettys Property Corporation.  All material intercompany accounts and transactions are eliminated.


INVENTORIES                  Inventories are stated at the lower of cost or market.  Cost is determined using the first-in, first-out (FIFO) method.


PROPERTY AND                 Property and equipment are stated at cost.  Depreciation is calculated on the
EQUIPMENT                    straight-line method over the estimated useful lives of the assets.


INTANGIBLE                   Intangible assets include software, demo equipment and patents.  The software and
ASSETS                       demo equipment are amortized over five years while the patents are amortized over their respective lives.


INCOME TAXES                 For federal income tax purposes, the Companies file their income tax returns as part of the consolidated Daimler-Benz North America group of which DBCI is an affiliate.  In accordance with the tax allocation agreement, each subsidiary records its current federal income tax provision as if it filed on a separate return basis.  The Companies adopted

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                                  SUMMARY OF ACCOUNTING POLICIES
================================================================================

INCOME TAXES                 Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes,
(CONTINUED)                  as of December 31, 1993.  The adoption of the Statement had no effect on the com-
                             bined financial statements as the parent company absorbs and accounts for all tax benefits and disbenefits that arise on a consolidated basis.  The Companies file separate state income tax returns and the resultant net taxable losses can be used to offset future state taxable income.  These carryforwards aggregate approximately $1,500,000 which expires in 2009.  No deferred tax asset is recorded for these state net operating losses as future benefit is uncertain and a valuation allowance would be recorded at 100%.


RECLASSIFICATIONS            Certain 1993 amounts have been reclassified to conform to the 1994 presentation.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
================================================================================


1.   INVENTORIES             Inventories consist of the following:

                             December 31,                                           1994              1993
                             =============================================================================
                             Raw materials                                    $2,454,026        $3,562,969
                             Work-in-process                                   1,343,017         1,530,000
                             Finished goods                                      399,648           825,000
                             -----------------------------------------------------------------------------

                                                                              $4,196,691        $5,917,969
                             =============================================================================

                             Inventories stated above are net of an allowance for obsolescence of $1,219,145 and $945,045 at December 31, 1994 and 1993, respectively.


2. NOTE                      Note payable to related party consists of the following:
   PAYABLE
   TO RELATED                December 31,                                           1994              1993
   PARTY                     =============================================================================

                             Note payable, Daimler-Benz
                                Capital, Inc., 6.17%,
                                noncollateralized, due
                                March 1, 1995.                               $16,500,000       $16,500,000
                             =============================================================================

                             The Companies expect to renew the note and extend the due date until June 1,
                             1995.  The Companies expensed approximately $734,000 and $554,000 for interest on the note payable in 1994 and 1993, respectively.  These interest charges are included in due to related parties at year end.  Total intercompany interest charged was approximately $824,000 in 1994 and $584,000 in 1993.


3. EMPLOYEE                  The Companies have a two-part employee investment savings and retirement plan
   RETIREMENT                sponsored by a related party which covers substantially all of their employees.
   PLAN                      The Companies contribute 3% of wages plus an additional 3% for earnings over the
                             Social Security wage base to a non- contributory defined contribution retirement plan.  In addition, the Companies have a 401(k) plan under which an employee may contribute

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

3. EMPLOYEE                  up to 10% of wages and the Companies match 50% of the first 6% of wages
   RETIREMENT                contributed.  The Companies may make additional voluntary contributions to either
   PLAN                      part of the two-part plan.  The Companies' expense under the two-part plan
   (CONTINUED)               approximated $198,000 and $166,000 in 1994 and 1993, respectively.


4. RELATED                   Sales to affiliates under common control approximated $2,908,000 and $4,846,000
   PARTY                     in 1994 and 1993, respectively.
   TRANSACTIONS
                             Accounts receivable from affiliates under common control approximated $497,000 and $1,590,000 at December 31, 1994 and 1993, respectively.

                             Accounts payable to affiliates under common control approximated $2,019,000 and
                             $1,036,000 at December 31, 1994 and 1993, respectively.  An administrative allocation charge of $132,000 is in accounts payable at December 31, 1994.

                             American Precision Industries, Inc. has expressed its intent to provide financial support to the Companies through its management period.  The Companies are depen-
                             dent on such future financial support.


5. MAJOR                     One of the Companies' affiliates accounted for 15% and 27% of sales during 1994
   CUSTOMERS                 and 1993, respectively.
   AND FOREIGN
   SALES                     Foreign sales were approximately $1,119,000 and $1,427,000 for 1994 and 1993, respectively.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

6. Other Expense             Other expense consists of the following:
                             --------------------------------------------------------------------------------
                             Year ended December 31,                                   1994            1993

                             Allocated costs from related parties                  $  144,719     $   106,418
                             Intercompany receivable writeoff                               -         142,000
                             Loss on disposal of assets                                10,448          43,693
                             Personnel costs and employee benefits                     15,794          33,729
                             Insurance claims                                          42,557               -
                             Royalties                                                 41,935          41,886
                             Consulting fees                                           94,375         102,005
                             Other                                                     55,174          38,057
                             Asset sale adjustments:
                               Intercompany receivable reserve                        112,847               -
                               Worker's compensation                                  105,000               -
                               Inventory obsolescence                                 200,000               -
                               Bonus - accrual                                        149,788               -

                             --------------------------------------------------------------------------------
                                                                                   $  972,637     $   507,788
                             ================================================================================

7. Management                The Company has entered into a Management Agreement with American Precision
   Agreement                 Industries, Inc. (API).  Under the Agreement, API will manage the Companies from
                             January 1, 1995 through December 31, 1996 for a management fee.  During the management period, API will loan the Companies up to $2,000,000 for capital expenditures and for working capital purposes.  In addition, the Companies will not be required to repay the $16,500,000 due to related party.  The Companies have an irrevocable option to sell and API has an irrevocable option to acquire certain assets and assume certain liabilities of the Companies at net book value at specified dates during the management period.  The net book value of assets to be sold, as defined in the management agreement, was reduced through the estab-
                             lishment of a valuation allowance to $5,583,000 at December 31, 1994 to properly reflect net realizable value.  The purchase price may change based on operations of the Companies during the management period.  The Management
                             Agreement will expire upon execution of either option.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

8. REORGANIZATION            On December 20, 1993, Gettys Corporation changed its name to Gettys II
                             Corporation ("Old Gettys").  Two new corporations were formed, Gettys Corporation
                             ("New Gettys") and Gettys Property Corporation.

                             On December 31, 1993, Old Gettys purchased 100 shares of New Gettys' common stock and 100 shares of New Gettys' preferred stock.  In consideration, Old Gettys transferred to New Gettys all of its assets and liabilities other than those listed below.

                             On December 31, 1993, Old Gettys also purchased 100 shares of Gettys Property
                             Corporation's common stock and 100 shares of Gettys Property Corporation's preferred stock.  In consideration, Old Gettys transferred to Gettys Property
                             Corporation its real property, including improvements, and the related liabilities.

                             The holders of preferred stock are entitled to receive dividends of 6% per annum, when declared.  The dividends are non-cumulative.  The preferred stock has a preferred liquidation value of $1,000 per share.

                             The accumulated deficit was eliminated to the extent of additional paid-in capital.

                             Old Gettys was then merged into Daimler-Benz Capital, Inc. ("DBCI"), with DBCI being the surviving corporation.  DBCI is a wholly-owned subsidiary of Daimler-
                             Benz North America Corporation.


9. COMMITMENTS               Royalty fees (Note 6) of 8% of the selling price of certain products will be paid until the related patents expire.

                             The Companies have various operating leases for office, computer and communication equipment.  The following are the future minimum rental payments under these leases:  1995 - $21,400; 1996 - $2,000; 1997 - $1,400.

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
================================================================================

9.  COMMITMENTS              Rental expense for all operating leases was approximately $124,850 and $144,750
    (CONTINUED)              in 1994 and 1993, respectively.


10. RETROACTIVE              During 1995 the Companies changed their method of accounting for intangible and
    RESTATEMENT              other assets that have been permanently impaired.  The Companies now reduce the carrying amount of such assets.  The change was made to comply with generally accepted accounting principles.  The following is a summary of the effects of the restatement.

                                                                              Previously
                             December 31, 1994                                  Reported             Restated
                             ================================================================================
                             Goodwill, net of accumulated
                               amortization                                $   7,640,325        $           -
                             Premium paid on acquisition
                               of machinery and equipment,
                               net of accumulated depreciation                 1,433,824                    -
                             Valuation allowance (Note 7)                              -           (3,609,851)
                             Stockholder's deficit                            (2,515,429)         (13,162,214)
                             Net loss                                         (2,515,429)          (5,404,280)
                             =================================================================================

                                                                              Previously
                             December 31, 1993                                  Reported             Restated
                             =================================================================================

                             Goodwill, net of accumulated
                               amortization                                $   8,101,325        $           -
                             Premium paid on acquisition
                               of machinery and equipment,
                               net of accumulated depreciation                 1,693,824                    -
                             Stockholder's deficit                                     -           (7,757,934)
                             Net loss                                         (1,914,130)         (11,709,279)
                             =================================================================================

                              GETTYS CORPORATION AND GETTYS PROPERTY CORPORATION
                                                   (WHOLLY-OWNED SUBSIDIARIES OF
                                                     DAIMLER-BENZ CAPITAL, INC.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================

11.  PERMANENT               At December 31, 1993 substantial doubt existed about the realization of future
     IMPAIRMENT              benefit from the unamortized portion of goodwill and the premium paid on acquistion of machinery and equipment due to the declining financial position of the Companies.  Accordingly, the remaining goodwill and the premium paid on acquisition of machinery and equipment was fully amortized resulting in a charge of $8,101,325 and $1,693,824, respectively, to 1993 operations.

        On April 1, 1996, API Ketema Inc., a newly created, wholly-owned subsidiary of American Precision Industries Inc. ("API") acquired certain assets and assumed certain liabilities of the Heat Transfer Division ("HTD") of Ketema, Inc. in a transaction accounted for as a purchase. The effect of this transaction was previously reported on Form 8-K/A dated June 12, 1996.

        On April 19, 1996, API Gettys Inc., a newly created, wholly-owned subsidiary of API acquired certain assets and assumed certain liabilities of Gettys Corporation and Gettys Property Corporation ("Gettys"), wholly-owned subsidiaries of Daimler-Benz Capital, Inc. in a transaction accounted for as a purchase.

        The following unaudited pro forma financial statements give effect to these acquisitions. The unaudited pro forma balance sheet is based on the individual balance sheets of API as of December 29, 1995, HTD as of February 29, 1996, and Gettys as of December 31, 1995 and has been prepared to reflect these acquisitions as of December 29, 1995. The unaudited pro forma statement of income is based on the individual statements of income for API for the year ended December 29, 1995, HTD for the year ended February 29, 1996, and Gettys for the year ended December 31, 1995 as if these acquisitions had occurred at the beginning of that period.

        For a period of fifteen months, the Registrant operated Gettys on a day-to-day basis under the Management Agreement dated December 23, 1994. During this period, the Registrant initiated various changes, including but not limited to workforce reductions, personnel changes, restructuring of manufacturing facilities, and development of new products. The impact of these changes have not yet fully achieved and therefore the operating results of Gettys reflected in the accompanying unaudited pro forma statement of income are not indicative of the results management of the Registrant expects to be achieved by API Gettys Inc. following the acquisition.




                                                AMERICAN PRECISION INDUSTRIES INC.
                                                ----------------------------------
                                           PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                            -------------------------------------------
                                                         DECEMBER 29, 1995
                                                         -----------------

                                                           PRO FORMA                                         PRO FORMA
                                                   --------------------------                    -------------------------------
                                                   ACQUISITION                                   ACQUISITION
                                                    ADJUSTMENT                                    ADJUSTMENT
                             API         HTD        (NOTE 1)         COMBINED        GETTYS        (NOTE 2)             COMBINED
                             ---         ---       -----------       --------        ------       -----------           --------
Assets
Current Assets
  Cash and cash
   equivalents          $ 2,486,000    $ 41,000                   $ 2,527,000     $ 721,0OO       $ (408,000)(a)     $ 2,840,000
  Accounts receivable,
   net                   12,691,000   3,275,000                    15,966,000     1,844,000                           17,810,000
  Marketable securities   3,493,000       --                        3,493,000                     (1,800,000)(a)       1,693,000
  Inventories            10,589,000   3,318,000                    13,907,000     2,426,000                           16,333,000
  Prepaid expenses          967,000      17,000                       984,000        75,000                            1,059,000
  Deferred income tax
   benefit                1,389,000                                 1,389,000                                          1,389,000
  Current portion of
   valuation allowance                                                             (675,000)         675,000(b)            --
                        -----------  ----------    ----------     -----------    ----------        ---------         -----------
   Total Current Assets  31,615,000   6,651,000                    38,266,000     4,391,000       (1,533,000)         41,124,000
                        -----------  ----------    ----------     -----------    ----------        ---------         -----------


Investments               6,277,000                                 6,277,000                                          6,277,000

Other Assets              7,630,000                                 7,630,000    (2,886,000)       2,886,000(b)        7,630,000

Goodwill (Preliminary)        --                    1,669,000(a)    1,669,000                                          1,669,000

Property, Plant and
 Equipment
 Land                       211,000     385,000       (35,000)(b)     561,000       181,000          (62,000)(c)         680,000
 Buildings and
 improvements             6,183,000   1,137,000     1,238,000(b)    8,558,000     2,542,000       (1,008,000)(c)       9,226,000
                                                                                                    (866,000)(d)
 Machinery, equipment
 and furniture           22,265,000   1,641,000     1,674,000(b)   25,580,000     9,742,000       (2,151,000)(d)      27,007,000
                                                                                                  (6,164,000)(c)
 Construction in process  1,450,000      82,000         --          1,532,000         --                --             1,532,000
                        -----------  ----------    ----------     -----------    ----------       ----------         -----------
                         30,109,000   3,245,000     2,877,000      36,231,000    12,465,000      (10,251,000)         38,445,000
 Less accumulated
 depreciation           (17,840,000)   (454,000)      454,000(c)  (17,840,000)   (9,579,000)       9,579,000(c)      (17,840,000)
                        -----------  ----------    ----------     -----------    ----------       ----------         -----------

Net Property, Plant
and Equipment            12,269,000   2,791,000     3,331,000      18,391,000     2,886,000         (672,000)         20,605,000
                        -----------  ----------    ----------     -----------    ----------       ----------         -----------
                        $57,791,000  $9,442,000    $5,000,000     $72,233,000    $4,391,000         $681,000         $77,305,000
                        ===========  ==========    ==========     ===========    ==========       ==========         ===========


                                                AMERICAN PRECISION INDUSTRIES INC.
                                                -----------------------------------
                                           PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                           --------------------------------------------
                                                         DECEMBER 29, 1995
                                                         -----------------



                                                           PRO FORMA                                         PRO FORMA
                                                   --------------------------                    -------------------------------
                                                   ACQUISITION                                   ACQUISITION
                                                    ADJUSTMENT                                    ADJUSTMENT
                             API         HTD        (NOTE 1)         COMBINED        GETTYS        (NOTE 2)             COMBINED
                             ---         ---       -----------       --------        ------       -----------           --------

                            -----------  ----------    ----------     -----------    ----------    ----------            -----------
Liabilities and
Shareholders' Equity

Current Liabilities
  Short-term borrowings     $ 2,602,000    $  --        $             $ 2,602,000   $             $                      $ 2,602,000
  Note payable to
  related party                                                                      16,500,000    (16,500,000)(b)             --
  Accounts payable            5,136,000   1,844,000                     6,980,000       781,000                            7,761,000
  Due to related parties                                                    --        3,262,000     (3,262,000)(b)             --
  Accrued comp.
  and payroll taxes           3,566,000     486,000                     4,052,000       440,000                            4,492,000
  Other accrued expenses        757,000     274,000                     1,031,000       306,000        975,000 (e)         2,312,000
  Dividends payable             463,000                                   463,000                                            463,000
  Current portion of long-
  term obligations              628,000                                   628,000                                            628,000
                            -----------  ----------    ----------     -----------    ----------    ----------            -----------
  Total Current
   Liabilities               13,152,000   2,604,000                    15,756,000    21,289,000    (18,787,000)           18,258,000
                            -----------  ----------    ----------     -----------    ----------    ----------            -----------

Long-Term Obligations,
 less current portion         8,628,000                11,752,000(d)   20,380,000                    2,570,000(a)         22,950,000

Deferred Income Taxes         1,251,000      86,000                     1,337,000                                          1,337,000

Other Noncurrent Liabilities    413,000                                   413,000                                            413,000

Common stock, par value
  $.66-2/3 per share:
  Authorized-10,000,000
  shares issued -7,502,000    5,001,000                                 5,001,000                                          5,001,000
  Preferred stock,
  nonvoting, $1,000 par
  value, 200 shares
  authorized, issued
  and outstanding                                                                      200,000      (200,000)(b)               --
Additional paid-in-capital    9,532,000                                 9,532,000                                          9,532,000
Intra-Company Account                     6,752,000    (6,752,000)(e)      --
Retained earnings (deficit)  22,629,000                                22,629,000   (17,098,000)   17,098,000(b)          22,629,000
Net unrealized gain on
  marketable securities          23,000                                    23,000                                             23,000
                            -----------  ----------    ----------     -----------    ----------    ----------            -----------
                             37,185,000   6,752,000    (6,752,000)     37,185,000   (16,898,000)   16,898,000             37,185,000
Less cost of 374,262
  treasury shares             2,838,000       --           --           2,838,000         --           --                  2,838,000
                            -----------  ----------    ----------     -----------    ----------    ----------            -----------
Total Shareholders'
  Equity (Deficit)           34,347,000   6,752,000    (6,752,000)     34,347,000   (16,898,000)   16,898,000             34,347,000
                            -----------  ----------    ----------     -----------    ----------    ----------            -----------
                            $57,791,000  $9,442,000    $5,000,000     $72,233,000    $4,391,000      $681,000            $77,305,000
                            ===========  ==========    ==========     ===========    ==========    ==========            ===========


Note 1 The information relative to the acquisition of HTD by API Ketema Inc. has been previously filed on Form 8-K/A dated June 12, 1996. The pro forma balance sheet has been prepared to reflect the acquisition of HTD by API Ketema Inc. for an aggregate purchase price of $11,752,000. Pro forma adjustments are made to reflect:

          (a) The excess of acquisition cost over the fair value of net assets acquired (goodwill).

          (b) Step-up in bases of fixed assets based upon independent appraisal.

          (c) Elimination of accumulated depreciation.

          (d) Increase in long-term debt to fund purchase cost.

          (e) Elimination of intra-company account.


Note 2 The pro forma balance sheet has been prepared to reflect the acquisition of Gettys by API Gettys Inc. for an aggregate purchase price of $4,777,000. Pro forma adjustments are made to reflect:

          (a) Reduction of cash and marketable securities and increase of long-term debt to fund purchase costs.

          (b) Elimination of certain assets not acquired and certain liabilities not assumed in the acquisition.

          (d) Step-down in bases of fixed assets based upon appraised values.

          (d) Pro rata allocation of remaining purchase to Property, Plant & Equipment and elimination of accumulated depreciation in accordance with APB 16 "Accounting for Business Combinations". Pro rata allocation is based upon appraised values.

          (e) Recognition of certain liabilities as a result of the acquisition of Gettys.




                                                AMERICAN PRECISION INDUSTRIES INC.
                                                ----------------------------------
                                       PRO FORMA COMBINED STATEMENT OF EARNINGS (UNAUDITED)
                                       ----------------------------------------------------
                                                         DECEMBER 29, 1995
                                                         -----------------

                                                                PRO FORMA                                         PRO FORMA
                                                         ----------------------------                   ---------------------------
                                                         ACQUISITION                                    ACQUISITION
                                                          ADJUSTMENT                                     ADJUSTMENT
                             API            HTD            (NOTE 1)          COMBINED        GETTYS         (NOTE 2)       COMBINED
                             ---            ---          -----------         --------        ------     -----------        --------

Net Sales                $82,403,000    $21,776,000      $                 $104,179,000   $12,484,000    $              $116,663,000
Investment Income            257,000                                            257,000                  (158,000)(a)         99,000
                          ----------     ----------      -------            -----------    ----------     -------        -----------
Net Revenues              82,660,000     21,776,000                         104,436,000    12,484,000    (158,000)       116,762,000
                          ----------     ----------      -------            -----------    ----------     -------        -----------
Costs and Expenses:
   Cost of
    products sold         55,289,000     17,480,000      185,000 (a)         72,954,000    10,393,000     (34,000)(b)     83,313,000
   Selling and
    administrative        18,801,000      3,414,000     (528,000)(b)         21,701,000     4,867,000     (14,000)(b)     26,554,000
                                                          14,000 (a)
   Research and
    product development    1,111,000                                          1,111,000                                    1,111,000
   Goodwill amortization      --                          56,000 (c)             56,000                                       56,000
   Interest and
    debt expense             238,000        454,000      715,000 (d)            953,000     1,160,000  (1,160,000)(c)      1,143,000
                                                        (454,000)(b)                                      190,000 (c)
                          ----------     ----------      -------             ----------    ----------   ---------        -----------
                          75,439,000     21,348,000      (12,000)            96,775,000    16,420,000  (1,018,000)       112,177,000
                          ----------     ----------      -------             ----------    ----------   ---------        -----------
Earnings before
 Income Taxes              7,221,000        428,000       12,000              7,661,000    (3,936,000)    860,000          4,585,000
Federal and State
 Income Taxes (Benefit)    2,490,000        164,000        5,000 (e)          2,659,000         --     (1,046,000)(d)      1,613,000
                          ----------     ----------      -------             ----------    ----------   ---------          ---------
Net Earnings              $4,731,000       $264,000       $7,000             $5,002,000   $(3,936,000) $1,906,000        $ 2,972,000
                          ==========     ==========      =======             ==========    ==========   =========          =========
Net Earnings per Share         $0.67                                              $0.71                                        $0.42
                          ==========                                         ==========                                    =========
Dividends Declared
 per Share                   $0.2575                                            $0.2575                                      $0.2575
                          ==========                                         ==========                                    =========
Average Shares
 Outstanding               7,090,000                                          7,090,000                                    7,090,000
                          ==========                                         ==========                                    =========

Note 1    The information relative to the a acquisition of HTD by API
          Ketema Inc. has been previously filed on Form 8-K/A dated June 12, 1996. The pro forma income statement has been prepared to reflect the acquisition of HTD by API Ketema Inc. Pro forma adjustments are made to:

          (a) Adjust depreciation based on fair value of assets per appraisal over estimated lives.

          (b) Eliminate certain corporate assessments.

          (c) Amortize goodwill over estimated life.

          (d) Reflect interest expense on line of credit used to fund purchase cost.

          (e) Reflect income taxes on adjustments.

Note 2 The pro forma income statement has been prepared to reflect the acquisition of Gettys by API Gettys Inc. Pro forma adjustments are made to:

          (a) Reflect loss of interest income on cash, cash equivalents and marketable securities used in acquisition.

          (b) Adjust depreciation based upon allocation of remaining purchase price and estimated useful lives.

          (c) Reflect interest expense on line of credit used to fund purchase cost and elimination of interest expense or debt payable to affiliates.

          (d) Reflect income tax impact on acquisition adjustments and tax benefit of operating loss.